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                                                                    EXHIBIT 23.2

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

                  We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated August 2, 1999 relating to the financial statements and financial statement schedules, which appears in Sensormatic Electronics Corporation's Annual Report on Form 10-K for the year ended June 30, 1999.



/s/ PRICEWATERHOUSECOOPERS LLP

December 20, 1999
Miami, Florida